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                                                                  Exhibit 99.04


                                 FIRST AMENDMENT
                                 ---------------


                  This First Amendment (this "Amendment") is entered into as of this 2nd day of June, 1998 among Waterlink, Inc. (the "Borrower"), Bank of America National Trust and Savings Association, as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS
                                    --------

                  WHEREAS, the Borrower, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of May 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Borrower, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS.
                                    -----------

                           (a) Section 8.17 of the Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  " 8.17 SENIOR LEVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                           PERIOD                                                       RATIO
                           ------                                                       -----
                  From and including the Closing Date                                   4.25:1.00
                           to but excluding the last day of the
                           fiscal quarter ended in September, 1998



                  Thereafter, from and including the last day                           4.00:1.0

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
                           of the fiscal quarter ended in September, 1998 to but excluding the last day of the fiscal quarter ended in March, 1999

                  Thereafter, from and including the last day  of the fiscal            3.75:1.0
                           quarter ended in March, 1999 to but excluding
                           the last day of the fiscal quarter ended in
                           September, 1999

                  Thereafter, from and including the last day of the fiscal             3.50:1.0
                           quarter ended in September, 1999 to but excluding
                           the last day of the fiscal quarter ended in
                           March, 2000

                  Thereafter, from and including the last day of the fiscal             3.25:1.0
                           quarter ended in March, 2000 to but excluding
                           the last day of the fiscal quarter ended in
                           September, 2000

                  Thereafter                                                            3.00:1.0".

                           (b) Section 11.01 of the Agreement is hereby amended by (i) deleting the "or" contained at the end of 11.01(d), and (ii) inserting the following immediately at the end of 11.01(e):

                  "        (f) release any Guarantor from the Guaranty, other
                  than in connection with the release of such Guarantor pursuant to a transaction permitted pursuant to Section 8.02; or

                           (g) release all or substantially all of the
                  Collateral;".


                  SECTION 2.        REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                           (a) Except as specifically amended above, the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.


                                        2

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                  SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery of executed signature pages for this Amendment signed by the Borrower and each Bank.

                            [signature pages follow]

                                        3

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                                 WATERLINK, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------



                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, Individually as a Bank



                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------






                                       S-1
                              [TO FIRST AMENDMENT]